Summary of Significant Accounting Policies - Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash (Details) - USD ($) $ in Thousands	Mar. 30, 2025	Dec. 29, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash [Abstract]
Cash and cash equivalents	$ 10,553	$ 13,378		$ 2,593
Restricted cash	3,841	3,841		3,823
Total cash, cash equivalents, and restricted cash	$ 14,394	$ 17,219	$ 5,615	$ 6,416	$ 8,316